                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to 'ss' 240.14a-11(c) or
               'ss' 240.14a-12

                             CENTURY COMMUNICATIONS CORP.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                     [Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840

- ----------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 29, 1996

- ----------------------------------------------------------
     The Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), hereby gives notice that the 1996 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') will be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Tuesday, October 29, 1996, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

          1. To elect nine directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified.

          2. To vote on the ratification of the selection by the Board of Directors of Deloitte & Touche, LLP as independent accountants for the Company for the fiscal year ending May 31, 1997.

          3. To transact such other business as may properly come before the meeting.

     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on Monday, September 9, 1996 will be entitled to receive notice of and vote at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of each of the Company's Proxy Statement, 1996 Annual Report to Shareholders and Annual Report on Form 10-K for its fiscal year ended May 31, 1996 is enclosed herewith.

                                          By Order of the Board of Directors
                                          DAVID Z. ROSENSWEIG
                                          DAVID Z. ROSENSWEIG,
                                          Secretary

September 25, 1996

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

[Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), of proxies for use at the 1996 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') to be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Tuesday, October 29, 1996, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournment or adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about September 25, 1996.

     At the Annual Meeting, shareholders of the Company will (i) elect nine directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified; and
(ii) vote on the ratification of the selection by the Board of Directors of Deloitte & Touche, LLP as independent accountants for the Company for the fiscal year ending May 31, 1997. Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The close of business on Monday, September 9, 1996 has been selected as the record date for determining the holders of outstanding shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), and Class B Common Stock, par value $.01 per share (the 'Class B Common Stock' and, together with the Class A Common Stock, the 'Common Stock'), entitled to receive notice of and vote at the Annual Meeting. On September 9, 1996, there were 29,014,414 shares of Class A Common Stock outstanding and 45,126,115 shares of Class B Common Stock outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. All shares of Class A Common Stock and Class B Common Stock will vote together as one class on all questions that come before the Annual Meeting, except that the shares of Class A Common Stock will vote separately as a class with respect to the election of one director (the 'Class A Director').

VOTE REQUIRED

     Votes at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, as a general rule brokers may vote these shares in their discretion. However, brokers are precluded from exercising their voting discretion on certain types of proposals. Absent specific instructions from the beneficial owner in such cases, brokers may not vote on those proposals. This results in what is known as a 'broker non-vote' on such proposals.

     Elections of directors other than the Class A Director will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. The election of the Class A Director will be determined by a plurality vote of all shares of Class A Common Stock, voting separately as a class, present in person or by proxy and voting at the Annual Meeting. Accordingly, votes 'withheld' from director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of directors.

     Passage of the proposal to ratify the selection of Deloitte & Touche, LLP as independent accountants for the Company for the fiscal year ending May 31, 1997 requires the approval of a majority of the votes cast on this proposal. Abstentions as to this proposal will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     All other matters will be determined by the vote of a majority of the combined voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. Abstentions and broker non-votes as to particular matters will not count as votes cast for or against such matters and will not be included in calculating the number of votes necessary for approval of such matters.

     Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. If no direction is given, a properly executed proxy will be voted FOR the election of the nine persons named under 'Election of Directors' and FOR ratification of the selection of Deloitte & Touche, LLP as independent accountants for the Company for the fiscal year ending May 31, 1997. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by New Jersey law, to vote in accordance with their own judgment on such matters.

REVOCATION OF PROXIES

     Any shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy;
(ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Century Communications Corp., 50 Locust Avenue, New Canaan, Connecticut 06840, Attention: Scott N. Schneider, Assistant Secretary.

COST OF SOLICITATION

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of September 9, 1996, certain information with respect to the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by each person known to the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock. Each share of Class B Common Stock is convertible, at any time, into one share of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share.

                                                                                BENEFICIAL OWNERSHIP(1)
                                                                       ------------------------------------------
                          NAME AND ADDRESS                                  CLASS/NUMBER                 PERCENT
                        OF BENEFICIAL OWNER                                  OF SHARES                   OF CLASS
- --------------------------------------------------------------------   ----------------------            --------
Leonard Tow ........................................................   Class A:       709,850(2)            2.4%
  50 Locust Avenue                                                     Class B:    42,297,059(3)(4)(5)     93.7
  New Canaan, CT 06840
Claire L. Tow ......................................................   Class A:       709,850(6)            2.4
  50 Locust Avenue                                                     Class B:    42,297,059(4)(5)(7)     93.7
  New Canaan, CT 06840
Putnam Investment Management, Inc. .................................   Class A:     4,485,998(8)           15.5
  Marsh & McLennan Companies, Inc.
  One Post Office Square
  Boston, MA 02109
The Capital Group Companies, Inc. ..................................   Class A:     2,864,820(9)            9.9
  Capital Research and Management
  Company
  333 South Hope Street
  Los Angeles, CA 90071
Sentry Insurance ...................................................   Class B:     2,829,056(5)            6.3
  a Mutual Company
  1800 N. Point Drive
  Stevens Point, WI 54481
Citizens Utilities Company .........................................   Class A:     1,807,095(10)           6.2
  CU Capital Corp.
  High Ridge Park
  Stamford, CT 06905
Merrill Lynch & Co., Inc. ..........................................   Class A:     1,744,500(11)           6.0
  Merrill Lynch Group, Inc.
  World Financial Center
  North Tower
  250 Vesey Street
  New York, NY 10281

                                                        (footnotes on next page)

(footnotes from previous page)

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Consists of 664,194 shares of Class A Common Stock as to which Mr. Tow has sole voting and investment power. Includes the 45,656 shares set forth in
     (6) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (3) Consists of 18,946,095 shares of Class B Common Stock as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (7) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (4) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,946,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

 (5) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and Sentry Insurance are deemed to be beneficial owners, respectively, of 43,006,909, 43,006,909 and 2,829,056 shares of Class A Common Stock. As a percent of the Class A Common Stock, this ownership by the above-named persons is deemed to be 60.3%, 60.3% and 3.8%, respectively.

 (6) Consists of 45,656 shares of Class A Common Stock as to which Mrs. Tow has sole voting and investment power. Includes the 664,194 shares set forth in
     (2) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (7) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which she shares, voting and investment power. Includes the 18,946,095 shares set forth in (3) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (8) Based solely upon information contained in Amendment No. 5 to a Statement on Schedule 13G filed with the Securities and Exchange Commission (the 'Commission') on January 19, 1996. According to said Schedule 13G, certain Putnam investment managers (together with their parent corporations, Putnam Investment, Inc. and Marsh & McLennan Companies, Inc.) are considered 'beneficial owners' in the aggregate of 4,485,998 shares of Class A Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients.

 (9) Based solely upon information contained in Amendment No. 8 to a Statement on Schedule 13G filed with the Commission on June 10, 1996. The Capital Group Companies, Inc. has sole voting

                                              (footnotes continued on next page)

(footnotes continued from previous page) power with respect to 874,200 shares of Class A Common Stock and sole dispositive power with respect to 2,864,820 shares of Class A Common Stock. Capital Research and Management Company has sole dispositive power with respect to 1,726,610 shares of Class A Common Stock.

(10) Based solely upon information contained in a Statement on Schedule 13D filed with the Commission on July 2, 1992. The Company has agreed pursuant to an agreement dated July 2, 1992 between it and Citizens Utilities Company ('Citizens') that, subject to certain conditions, upon the request of Citizens, it will file up to two registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Citizens to offer and sell, pursuant to such registration statement(s), such shares of Class A Common Stock.

(11) Based solely upon information contained in Amendment No. 2 to a Statement on Schedule 13G filed with the Commission on March 12, 1996. Merrill Lynch & Co., Inc., Merrill Lynch Group, Inc. and Princeton Services, Inc. each has shared voting and dispositive power with respect to 1,744,500 shares of Class A Common Stock, while Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. each has shared voting and dispositive power with respect to 1,669,500 shares of Class A Common Stock. The address of Princeton Services, Inc., Fund Asset Management, L.P. and Merrill Lynch Phoenix Fund, Inc. is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                             ELECTION OF DIRECTORS

     Nine persons have been nominated for election as directors of the Company to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are currently directors. The holders of Class A Common Stock are entitled to elect, at the Annual Meeting, voting separately as a class, one director (the 'Class A Director'). The Board has nominated William M. Kraus as the Class A Director. The other eight directors will be elected by vote of a plurality of the combined voting power of all shares of Class A Common Stock and Class B Common Stock present and voting at the Annual Meeting, voting together as a single class, with each share of Class A Common Stock having one vote and each share of Class B Common Stock having ten votes.

     The persons named in the accompanying proxy will vote for the election of such nominees unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board or, if no substitute nominee or nominees are so designated, that the membership of the Board will be reduced to a number equal to the number of such nominees, provided that a nominee for the Class A Director will be substituted in order that the Class A directorship is not eliminated. The Board has no reason to believe that any of the nominees listed below will not be available for election as a director.

     The following table sets forth the name of each nominee, his or her age, the year he or she was elected a director of the Company (or of Century Communications Corp., a Texas corporation ('Century-Texas'), the Company's predecessor in interest and now its wholly-owned subsidiary), his or her principal occupation, other business experience during the last five years, other directorships in publicly-held corporations and ownership of shares of Class A Common Stock and Class B Common Stock of the Company as of September 9, 1996.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
- --------------------------------------  ---------------------------------  --------------------          --------
Bernard P. Gallagher .................  Mr.   Gallagher   has   been  the  Class A:     691,678(7)          2.4%
  Age: 49                               President  and  Chief   Operating
  Director since 1990                   Officer   of  the  Company  since
                                        October   1989.   He   has   been
                                        Chairman  of the  Board and Chief
                                        Executive Officer  of  Centennial
                                        Cellular  Corp., a majority-owned
                                        subsidiary of the Company engaged
                                        in the cellular telephone and PCS
                                        business  ('Centennial'),   since
                                        August   1991  and   director  of
                                        Centennial since March 1991. From
                                        February 1990 to August 1991, Mr.
                                        Gallagher was President and Chief
                                        Operating Officer of  Centennial.
                                        From  1979  to  October  1989, he
                                        served in  various financial  and
                                        executive  capacities  at Comcast
                                        Corporation, a  cable  television
                                        and  cellular  telephone company,
                                        and its  subsidiaries,  including
                                        Vice President and Treasurer from
                                        November 1984 to October 1989.

William M. Kraus(2)(3)(4)(5) .........  Mr.  Kraus  is  the  Chairman  of  Class A:       4,091(8)         *
  Age: 70                               Kraus Sikes,  Inc., a  publishing
  Director since 1986                   company,  and has been such since
  Nominee for Class A Director          1985. From 1983 to 1985, he was a
                                        Vice President  of The  Equitable
                                        Life  Assurance  Society  of  the
                                        United States. From 1979 to 1983,
                                        Mr. Kraus held  positions as  the
                                        Secretary  of  the  Department of
                                        Development  of   the  State   of
                                        Wisconsin and as Assistant to the
                                        Governor    of   the   State   of
                                        Wisconsin. Mr. Kraus  has been  a
                                        director   of   Centennial  since
                                        August 1991.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
- --------------------------------------  ---------------------------------  --------------------          --------
David Z. Rosensweig(2)(5) ............  Mr.  Rosensweig   has  been   the  Class A:      46,337(9)         *
  Age: 71                               Secretary  of  the  Company since
  Director since 1982                   its  incorporation  in   December
                                        1985,  and of  Century-Texas from
                                        1982  to   December   1985.   Mr.
                                        Rosensweig  has  been  a director
                                        and Secretary of Centennial since
                                        1988. He is a  member of the  New
                                        York law firm of Leavy Rosensweig
                                        &  Hyman,  which acts  as general
                                        counsel  to   the   Company   and
                                        Centennial, and has been
                                        practicing law since 1948.

Scott N. Schneider ...................  Mr.  Schneider  has  been  Senior  Class A:     238,814(10)        *
  Age: 38                               Vice President  and Treasurer  of
  Director since 1994                   the  Company since June 26, 1991,
                                        and   has   been   an   Assistant
                                        Secretary  of  the  Company since
                                        October  1986.  He  was  a   Vice
                                        President  of  the  Company  from
                                        October 1986 to June 25, 1991 and
                                        was  Controller  of  the  Company
                                        from  December  1985 to  June 25,
                                        1991.  He   was   Controller   of
                                        Century-Texas  from December 1982
                                        to December  1985. Mr.  Schneider
                                        has   also   been   Senior   Vice
                                        President,     Chief    Financial
                                        Officer    and    Treasurer    of
                                        Centennial since August 1991.  He
                                        was    a   Vice   President   and
                                        Controller of Centennial from the
                                        date of its incorporation in 1988
                                        to August 1991. Mr. Schneider has
                                        been  a  director  of  Centennial
                                        since August 1991.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
- --------------------------------------  ---------------------------------  --------------------          --------
Robert D. Siff(4) ....................  Since  April  1987, Mr.  Siff has  Class A:       4,895(8)         *
  Age: 72                               been   an   independent   consul-
  Director since 1987                   tant     providing     managerial
                                        consulting  services.  From April
                                        1987 to March 1990, Mr. Siff  was
                                        also Executive Vice President and
                                        head  of  commercial  banking  at
                                        Chittenden   Bank,    Burlington,
                                        Vermont. From 1983 to April 1987,
                                        he   was   Chief   Credit  Policy
                                        Officer   and   Executive    Vice
                                        President of CoreStates Financial
                                        Corp.  and from  1976 to  1983 he
                                        was an  Executive Vice  President
                                        of  Philadelphia National Bank in
                                        charge  of   commercial,   corre-
                                        spondent    and     international
                                        business.  Mr.  Siff serves  as a
                                        member of the Board of  Directors
                                        of Citizens.

Peter J. Solomon(3)(4) ...............  Mr.  Solomon has been Chairman of  Class A:      67,004(8)         *
  Age: 58                               Peter J. Solomon Company Limited,
  Director since 1987                   an  investment  banking  company,
                                        since  May 1989. From 1985 to May
                                        1989, he was a Vice Chairman  and
                                        a   member   of   the   Board  of
                                        Directors  of   Shearson   Lehman
                                        Hutton    Inc.   and   its   pre-
                                        decessor organizations. From 1981
                                        to  1985,  he   was  a   Managing
                                        Director   of   Shearson   Lehman
                                        Brothers Inc. and its predecessor
                                        organizations.  Mr.  Solomon   is
                                        also   a  director  of  Charrette
                                        Corporation, Culbro  Corporation,
                                        Monro Muffler/Brake, Inc., Office
                                        Depot,    Inc.    and    Phillips
                                        VanHeusen     Corporation.    Mr.
                                        Solomon  has  been a  director of
                                        Centennial since December 1991.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              PERCENT
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                OF CLASS
- --------------------------------------  ---------------------------------  --------------------          --------
Andrew Tow ...........................  Andrew Tow has been an  Executive  Class A:     194,032(11)        *
  Age: 37                               Vice  President  of  the  Company
  Director since 1992                   since   February   1996.   During
                                        fiscal  1996,  Mr. Tow  lived and
                                        worked  in  Australia  overseeing
                                        the  Company's investment  in the
                                        pay television  business in  that
                                        country.  From 1991  to 1996, Mr.
                                        Tow was Senior Vice President  of
                                        the  Company and President of the
                                        Century     Cable      Television
                                        Division. He was a Vice President
                                        of the Company  from August  1989
                                        to   June   1991.  He   has  been
                                        involved in the operations of the
                                        Company since  its  incorporation
                                        in   December   1985   and   with
                                        Century-Texas since October 1984.
                                        Andrew Tow is the son of  Leonard
                                        and Claire Tow.

Claire L. Tow ........................  Mrs.  Tow has been  a Senior Vice  Class A:     709,850(12)         2.4%
  Age: 66                               President of  the  Company  since  Class B:  42,297,059(13)        93.7
  Director since 1988                   August   1992  and   was  a  Vice                      (14)(15)
                                        President  of  the  Company  from
                                        February 1988 to August 1992. She
                                        has    been   involved   in   the
                                        operations of  the Company  since
                                        its   incorporation  in  December
                                        1985 and  in  the  operations  of
                                        Century-Texas since its organiza-
                                        tion.  Mrs. Tow  has served  as a
                                        director of  Citizens since  June
                                        1993.  Claire Tow is  the wife of
                                        Leonard Tow  and  the  mother  of
                                        Andrew Tow.

                                              PRINCIPAL OCCUPATION,          NUMBER OF SHARES            PERCENT
          NOMINEE, AGE, YEAR                OTHER BUSINESS EXPERIENCE          BENEFICIALLY              OF CLASS
       FIRST BECAME DIRECTOR(1)              AND OTHER DIRECTORSHIPS             OWNED(6)                   -
- --------------------------------------  ---------------------------------  --------------------
Leonard Tow(3) .......................  Mr.  Tow has been the Chairman of  Class A:     709,850(16)         2.4%
  Age: 68                               the  Board  of  Directors   since  Class B:  42,297,059(13)        93.7
  Director since 1973                   1989,  and  has  been  the  Chief                      (14)(15)
                                        Executive   Officer   and   Chief
                                        Financial  Officer of the Company
                                        since its  incorporation  and  of
                                        Century-Texas      since     its
                                        organization   in   1973  through
                                        December  1985.   Mr.  Tow   also
                                        served as the President and Chief
                                        Operating  Officer of the Company
                                        from the  date  of  its  incorpo-
                                        ration  to  October 1989,  and of
                                        Century-Texas   from   its    or-
                                        ganization    in   1973   through
                                        December 1985. He has been active
                                        in the cable television  industry
                                        for  30 years. Mr. Tow has served
                                        as the  Chairman  of  the  Board,
                                        Chief Executive Officer and Chief
                                        Financial  Officer  of  Citizens,
                                        1.94% of  the stock  of which  is
                                        owned by the Company, since 1990.
                                        He  holds  a Ph.D.  from Columbia
                                        University and is the husband  of
                                        Claire  Tow  and  the  father  of
                                        Andrew Tow.

- ------------

*   Less than 1%.

 (1) Year that the nominee first became a director of the Company or, if before December 5, 1985, of Century-Texas.

 (2) Member of the Compensation Committee.

 (3) Member of the Executive Committee.

 (4) Member of the Audit Committee.

 (5) Member of the Employee Stock Option and Equity Plan Committee.

 (6) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (7) Consists of 185,744 shares as to which Mr. Gallagher is the record and beneficial holder, 102,324 shares granted to Mr. Gallagher under the Company's 1992 Management Equity Incentive Plan (the 'Equity Plan') and 403,610 shares that Mr. Gallagher has the right to acquire pursuant to stock option grants under the Company's 1985 Employee Stock Option Plan (the '1985 Option Plan'). Does not include 92 shares of Class A Common Stock of which Mr. Gallagher's wife is the beneficial owner and in which Mr. Gallagher disclaims any beneficial interest.

 (8) Includes 200 shares that may be acquired pursuant to stock option grants under the Company's 1993 Non-Employee Directors' Option Plan.

 (9) Consists of 34,946 shares as to which Mr. Rosensweig is the record and beneficial holder, 8,910 shares granted to Mr. Rosensweig under the Equity Plan and 2,481 shares that Mr. Rosensweig has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(10) Consists of 78,818 shares directly owned by Mr. Schneider, 60,160 shares granted to Mr. Schneider under the Equity Plan and 99,836 shares that Mr. Schneider has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(11) Consists of 33,809 shares directly owned by Andrew Tow, 43,160 shares granted to Andrew Tow under the Equity Plan and 117,063 shares that Andrew Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(12) Consists of 11,856 shares of which Claire L. Tow is the record and beneficial holder, 8,910 shares granted to Claire L. Tow under the Equity Plan and 24,890 shares that Claire L. Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan. Includes the 664,194 shares set forth in (16) below beneficially owned solely by Leonard Tow, as to which shares she disclaims beneficial ownership.

(13) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock, which is convertible at any time into Class A Common Stock, is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and all directors, nominees for director and executive officers as a group are deemed to be beneficial owners, respectively, of 43,006,909, 43,006,909 and 44,526,396 shares of
     Class A Common Stock. As a percent of Class A Common Stock, assuming all shares of Class B Common Stock have been so converted by the above-named persons, this ownership by the above-named persons is deemed to be 60.3%, 60.3% and 62.4%, respectively.

(14) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole voting and investment power, and 20,537,599 shares of Class B Common Stock as to which she shares voting and investment power. Includes the 18,946,095 shares set forth in (17) below beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

(15) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,946,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and

                                              (footnotes continued on next page)

(footnotes continued from previous page) beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

(16) Consists of 33,030 shares of which Leonard Tow is the record and beneficial holder, 134,815 shares granted to Leonard Tow under the Equity Plan and 496,349 shares that Leonard Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan. Includes the 45,656 shares set forth in (12) above beneficially owned solely by Claire L. Tow, as to which shares he disclaims beneficial ownership.

(17) Consists of 18,946,095 shares of Class B Common Stock as to which Mr. Tow has sole voting and investment power, and 20,537,599 shares of Class B Common Stock as to which he shares voting and investment power. Includes the 2,813,365 shares set forth in (14) above beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met six times and acted three times by unanimous written consent during the fiscal year ended May 31, 1996. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of which said director was a member, except for Andrew Tow.

     The Executive Committee, whose members are noted above, is empowered, except as limited by the laws of the State of New Jersey, to function with the full power of the Board of Directors when the Board is not meeting. The Executive Committee did not meet during the fiscal year ended May 31, 1996.

     The Audit Committee, whose members are noted above, recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits, corporate accounting, internal accounting control procedures, adequacy and appropriateness of financial reporting to shareholders, and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee met twice during the fiscal year ended May 31, 1996.

     The Compensation Committee, whose members are noted above, makes recommendations to the Board of Directors concerning the salary and certain other forms of compensation for the Company's Chief Executive and Chief Financial Officer and sets the salary and bonus compensation of the President and Chief Operating Officer, the Executive Vice President, the Senior Vice
President and Treasurer, the Senior Vice President and President of the Cable Television Division and certain other members of senior management. The Compensation Committee also administers the Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan. The Compensation Committee determines the participants and selects the recipients of awards or units under each plan and the amount and terms of compensation granted under each plan. The Compensation Committee met six times during the fiscal year ended May 31, 1996.

     The Employee Stock Option and Equity Plan Committee, whose members are noted above, administers the 1985 Option Plan and the 1994 Option Plan (together the 'Option Plans') and the Equity Plan. The Employee Stock Option and Equity Plan Committee determines the recipients of options under the Option Plans and the provisions of options granted under such plans, including the option prices, terms and number of shares subject to option. The Employee Stock Option and Equity Plan Committee determines the recipients of awards under the Equity Plan and under the Company's 1994 Employee Stock Option Plan and the terms and conditions of each award. The Employee Stock Option and Equity Plan Committee met seven times and acted 19 times by unanimous written consent during the fiscal year ended May 31, 1996.

     The Company has not designated a nominating committee or other committee performing a similar function. Such matters are discussed by the Board as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (based on amounts reported as salary and bonus for fiscal 1996) for each of the Company's last three fiscal years (collectively the 'Named Executives').

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM COMPENSATION
                                                                                      ------------------------------------------
                                                                                                AWARDS
                                               ANNUAL COMPENSATION                    ---------------------------
                                    ------------------------------------------                           SHARES        PAYOUTS
                                                                     OTHER             RESTRICTED      UNDERLYING     ----------
                           FISCAL                                    ANNUAL              STOCK          OPTIONS/         LTIP
 NAME/PRINCIPAL POSITION    YEAR    SALARY($)(1)      BONUS($)    COMPENSATION        AWARD(S)($)       SARS(#)       PAYOUTS($)
- -------------------------  ------   ------------      --------    ------------        ------------     ----------     ----------

Leonard Tow                 1996     $2,104,000       $      0      $285,713(14)        $708,750(2)      275,000(13)     --
  Chairman of the Board     1995      1,885,236              0       200,000(14)         291,176(15)           0         --
  of Directors, Chief       1994      1,837,750        375,000       221,790(14)               0               0         --
  Executive Officer and
  Chief Finanical Officer

Bernard P. Gallagher        1996        422,874        200,000        12,773(9)          406,250(2)      150,000(13)     --
  President and Chief       1995        414,410              0         3,876(9)          253,125(3)       75,000(5)      --
  Operating Officer         1994        382,588              0         2,500(9)          798,750(4)      100,000(6)      --

Andrew Tow                  1996        348,000              0        10,717(9)                0               0         --
  Executive Vice            1995        274,509              0        10,318(9)          126,563(3)       25,000(5)      --
  President                 1994        215,333        100,000        10,000(9)          310,625(4)       50,000(6)      --

Scott N. Schneider          1996        267,539        100,000        --                 203,125(2)       75,000(13)     --
  Senior Vice President     1995        230,000              0        --                 126,563(3)       50,000(5)      --
  and Treasurer             1994        189,583         74,000        --                 221,875(4)       40,000(6)      30,000(7)

Daniel E. Gold              1996        227,343        100,000        --                 203,125(2)       75,000(13)     --
  Senior Vice President     1995         87,724         95,000        --                 116,625(3)       50,000(5)      --
  and President of          1994        140,000              0        --                  --              --             --
  Century Cable
  Television Division

                              ALL OTHER
 NAME/PRINCIPAL POSITION   COMPENSATION($)
- -------------------------  ---------------
Leonard Tow                  $ 1,584,020(8)
  Chairman of the Board        1,549,920(8)
  of Directors, Chief          1,558,217(8)
  Executive Officer and
  Chief Finanical Officer
Bernard P. Gallagher               4,740(10)
  President and Chief              4,620(11)
  Operating Officer                5,434(12)
Andrew Tow                         4,938(10)
  Executive Vice                   4,838(11)
  President                        4,943(12)
Scott N. Schneider                 3,531(10)
  Senior Vice President            4,468(11)
  and Treasurer                    4,215(12)
Daniel E. Gold                     3,726(10)
  Senior Vice President            2,075(11)
  and President of                 4,153(12)
  Century Cable
  Television Division

- ------------

 (1) Includes for Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr. Schneider directors' fees of $18,000, $33,750, $15,000 and $36,750, respectively, paid by the Company in connection with services, in the case of Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr. Schneider, on the Board of Directors of the Company, and in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1996; and includes for Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr. Schneider directors' fees of $17,500, $32,500, $17,250 and $27,750, respectively, paid by the Company in connection with services, in the case of Mr. Leonard Tow, Mr.

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     Gallagher, Mr. Andrew Tow and Mr. Schneider, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1995; and includes for Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr. Schneider directors' fees of $19,500, $36,750, $19,500 and $18,750, respectively, paid by the
     Company in connection with services, in the case of Mr. Leonard Tow, Mr. Gallagher and Mr. Andrew Tow, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1994.

 (2) The value indicated is based on the closing price of the Class A Common Stock on August 28, 1996, the date of the grant, except for Mr. Tow, in which case the value indicated is based on the closing price of the Class A Common Stock on September 3, 1996, the date of the grant to Mr. Tow. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1996, the last trading day of fiscal 1996) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 31, 1996 was: Mr. Tow -- 90,000, $844,875; Mr. Gallagher -- 50,000, $469,375; Mr. Gold -- 25,000, $234,687; and Mr.
     Schneider -- 25,000, $234,687. The restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant (except in the case of Mr. Tow) and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The restrictions on transferability lapse as to all of the shares awarded to Mr. Tow on September 3, 2001 and earlier in the event he dies or become disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award receipients have the right to receive dividends and other distributions paid on the shares of restricted stock.

 (3) The value indicated is based on the closing price of the Class A Common Stock on September 18, 1995, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31,
     1996, the last trading day of fiscal 1996) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 31, 1996 was: Mr. Gallagher -- 12,500, $117,344; Andrew Tow -- 6,250,
     $58,671; and Mr. Schneider -- 6,250, $58,671. The restrictions on transferability lapse as to 50% of the total shares awarded on March 19, 1996 and 50% of the total shares awarded on July 2, 1996. With respect to Mr. Gold, the value indicated is based upon the closing price of the Class A Common Stock on January 23, 1995, the date of grant under the Equity Plan. The aggregate number and value (based upon the closing price of the Class A Common Stock at May 31, 1996, the last trading day of fiscal 1996) of the restricted shares held was 12,000 shares and $112,650.

 (4) The value indicated is based on the closing price of the Class A Common Stock on August 17, 1994, the date of grant under the Equity Plan. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1996, the last trading day of fiscal 1996) of the restricted shares held by the Named Executives at May 31, 1996 was: Mr. Gallagher -- 72,000, $675,900; Andrew Tow -- 20,000, $187,750; and Mr.
     Schneider -- 20,000, $187,750. The restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer

                                              (footnotes continued on next page)

(footnotes continued from previous page) that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

 (5) Options to acquire shares of the Company's Class A Common Stock granted under the 1985 Option Plan in December 1994 with respect to fiscal 1995.

 (6) Options to acquire shares of the Company's Class A Common Stock granted under the 1985 Option Plan in August 1994 with respect to fiscal 1994.

 (7) Consists of amounts earned in fiscal 1994 in respect of a $300,000 award made to Mr. Schneider in 1985 under the Company's Incentive Award Plan, which award was payable in equal annual installments on January 1 of the ten succeeding years after the award was made.

 (8) Consists of life insurance premiums paid on behalf of Leonard Tow and his wife on the split-dollar life insurance agreement that is described below under 'Life Insurance Agreement.' The Company will be reimbursed for the total life insurance premiums paid upon the death of the last to die of Leonard Tow and his wife.

 (9) Includes $12,773 and $10,717, respectively, for Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1996; $3,876 and $10,318, respectively, for Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1995; and $2,500 and $10,000, respectively, for Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts outstanding during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1994.

(10) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1996 under the Company's Retirement Investment Plan.

(11) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1995 under the Company's Retirement Investment Plan.

(12) Consists of matching contributions made by the Company on behalf of the Named Executives in fiscal 1994 under the Company's Retirement Investment Plan.

(13) Options to acquire shares of the Company's Class A Common Stock granted under the 1994 Option Plan in July 1996 with respect to fiscal 1996.

(14) Includes for Leonard Tow reimbursement for income and gift taxes attributed to him and his wife as a result of the split-dollar life insurance agreement that is described below under 'Life Insurance Agreement.'

(15) The value indicated is based on the closing price of the Class A Common Stock on August 29, 1996, the date of the grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1996, the last trading day of fiscal 1996) of the restricted shares assuming such shares had been issued and held by Mr. Tow at May 31, 1996 was: 36,397 shares, $341,677. The restrictions on transferability lapse as to all of the shares awarded to Mr. Tow on

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     August 29, 2001 and earlier in the event he dies or become disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. Mr. Tow has the right to receive dividends and other distributions paid on the shares of restricted stock.

EMPLOYMENT AGREEMENTS

     Leonard Tow is employed as the Company's Chief Executive Officer and, unless he agrees to the designation of another person, as its Chief Financial Officer until June 30, 1998 pursuant to an employment agreement with the Company. For his services, Mr. Tow receives an annual Base Salary (as defined) as of July 1, 1991 of $1,750,000, increased each year, beginning July 1, 1992, by the percentage increase in the Consumer Price Index for the United States for such year over such index for the last month of the preceding year. The employment agreement provides that for the five-year period beginning July 1, 1998, Mr. Tow will act as a consultant and advisor to the Company at an annual compensation equal to 25% of his total compensation for the immediately preceding year and that Mr. Tow will be the highest ranking officer of the Company and a director at all times during the term of the employment agreement. Additionally, the employment agreement permits the granting of bonuses to Mr. Tow at the discretion of the Board of Directors and grants Mr. Tow certain rights to have the Company register all of his and his family members' shares of Common Stock at any time prior to July 1, 2003.

     Under the employment agreement, Mr. Tow's employment terminates upon his death or permanent disability for 12 consecutive months, in which case Mr. Tow or his estate, as the case may be, will receive an amount equal to three times the annual salary to which Mr. Tow was entitled in the year of termination. If at any time Mr. Tow is removed from an office without his consent or if the Company's principal offices are moved from Fairfield County, Connecticut or the New York metropolitan area, he will have the right to terminate the employment agreement, in which case Mr. Tow will be entitled to continue to receive all salary and other payments and benefits under the employment agreement that he would have received or, at his option, the then present value of all such payments and benefits.

     Mr. Tow also serves as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Citizens. The Board of Directors of the Company has approved such service. Mr. Tow receives additional compensation from Citizens for serving in such capacities.

     Effective January 1, 1994, the Company entered into employment agreements with certain members of senior management including three of its executive officers: Bernard P. Gallagher, President and Chief Operating Officer, Andrew Tow, Executive Vice President, and Scott N. Schneider, Senior Vice President and Treasurer. Effective January 1, 1995, the Company entered into an employment agreement with Daniel Gold, Senior Vice President. A summary of each employment agreement is set forth below.

     The agreement between the Company and Mr. Gallagher provides for the employment by the Company of Mr. Gallagher as its chief operating officer for a term of three years commencing on January 1, 1994. The base salary provided for in the agreement is $375,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Gallagher is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Gallagher with an automobile for his use in the performance of his duties. In the event of Mr. Gallagher's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Gallagher's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Gallagher will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, the opportunity to exercise any stock options for the remainder of the original term of such options, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Gallagher shall be deemed inoperative and of no further effect.

     The agreement between the Company and Andrew Tow, effective as of January 1, 1994 and amended as of February 1, 1996, provides for the employment by the Company of Andrew Tow, who is currently an Executive Vice President of the Company, for a term of three years terminating on December 31, 1996. The base salary provided for in the agreement, as amended, is $333,000 per year for that time period during which Mr. Tow was living and working in Australia, overseeing the Company's Australian investments. Upon return to the United States, effective September 1, 1996, Mr. Tow's annual salary is $225,000 per year subject to annual increases in the United States Labor Department consumer price index. Andrew Tow is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Andrew Tow with an automobile for his use in the performance of his duties. In the event of Andrew Tow's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Andrew Tow's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Andrew Tow will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable. Andrew Tow is the son of Leonard and Claire Tow.

     The agreement between the Company and Mr. Gold, dated as of January 1, 1995, provides for the employment by the Company of Mr. Gold as a Senior Vice President of the Company. The term of the agreement commenced on January 23, 1995 and expires by its terms on December 31, 1997. The agreement provides for a payment of $25,000 on signing and a base salary of $225,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Gold is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Gold with an automobile for his use in the performance of his duties. In the event of Mr. Gold's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Mr. Gold's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Gold will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Gold shall be deemed inoperative and of no further effect.

     The agreement between the Company and Mr. Schneider provides for the employment by the Company of Mr. Schneider as its chief accounting officer and in charge of its accounting and financial affairs (which are not performed by or the responsibility of Leonard Tow, the Company's chief financial officer) for a term of three years commencing on January 1, 1994. The base salary provided for in the agreement is $200,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Schneider is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Schneider with an automobile for his use in the performance of his duties. In the event of Mr. Schneider's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term and, in the event of Mr. Schneider's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Schneider will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Schneider shall be deemed inoperative and of no further effect.

LIFE INSURANCE AGREEMENT

     The Company's Chairman, Chief Executive and Chief Financial Officer, Leonard Tow, as of September 9, 1996, is the owner and holder of 19,113,940 shares of the Company's Common Stock. The Company has been advised that on the death of the last to die of Leonard Tow and his wife Claire L. Tow (a director and a Senior Vice President of the Company) the estate of such last to die may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in July 1992 an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay (i) the premiums for certain survivorship life insurance policies with an aggregate face value of $80,000,000 on the lives of Dr. and Mrs. Tow and (ii) the amount of taxes attributed to Leonard and Claire Tow as a result of the arrangement. Insurance benefits become payable when both have died, and the Company will have an interest in the insurance benefits equal to the amount of premiums it has paid with the balance payable to a trust created by Leonard Tow (the 'Trust').

     The Trust has also obtained insurance payable on the first-to-die of Leonard and Claire Tow. The premiums are paid and taxes are reimbursed in a manner similar to that described above for the last-to-die insurance. The proceeds of the first-to-die insurance policy will be paid to the Company to the extent of the total premiums previously paid on such policy by the Company and the balance and any income earned thereon, until the same is exhausted, will be paid to the Trust and used by it to pay the term life insurance portion of the premiums of the last-to-die insurance, thereby reducing the continuing cash outlay by the Company on the last-to-die insurance.

STOCK OPTIONS

     The table below contains information concerning options granted to each of the Named Executives in fiscal 1997 with respect to fiscal 1996.

                 OPTIONS/SAR GRANTS WITH RESPECT TO FISCAL 1996

                                         INDIVIDUAL GRANTS                                             POTENTIAL REALIZABLE
- ----------------------------------------------------------------------------------------------------          VALUE
                                                             % OF TOTAL                                 AT ASSUMED ANNUAL
                                                            OPTIONS/SARS                               RATES OF STOCK PRICE
                                            NUMBER OF        GRANTED TO                                  APPRECIATION FOR
                                            SECURITIES       EMPLOYEES                                        OPTION
                                            UNDERLYING      WITH RESPECT   EXERCISE                          TERM(2)
                                           OPTIONS/SARS      TO FISCAL      PRICE       EXPIRATION    ----------------------
                   NAME                     GRANTED(#)        1996(1)      ($ /SH)         DATE        5%($)        10%($)
- ------------------------------------------ ------------     ------------   --------   --------------  --------    ----------
Leonard Tow...............................    275,000(3)        20.4%       $7.425    July 24, 2001   $565,125    $1,247,125
Bernard P. Gallagher......................    150,000(3)        11.1         6.75     July 24, 2006    637,500     1,614,000
Andrew Tow................................          0            --           --            --           --           --
Scott N. Schneider........................     75,000(3)         5.6         6.75     July 24, 2006    318,750       807,000
Daniel E. Gold............................     75,000(3)         5.6         6.75     July 24, 2006    318,750       807,000

- ------------

(1) Such options become exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of the original grant. All such options expire after the tenth anniversary of the date of the original grant except for Mr. Tow, whose options expire on the fifth anniversary of the date of the original grant.

(2) The information with respect to potential realizable value is presented in accordance with the requirements of the Commission and is not necessarily indicative of the actual value that such options will have to the Named Executives. In order to realize the potential values set forth in the 5% and 10% columns, the price per share of Class A Common Stock of the Company would have to be $11.00 at the 5% annual rate and $17.51 at the 10% annual rate, respectively, for Messrs. Gallagher, Schneider and Gold. For Mr. Tow, the price used in computing potential realizable value was $9.48 and $11.96 at 5% and 10%, respectively.

(3) Options granted by the Company in fiscal 1997 with respect to fiscal 1996 under the 1994 Option Plan.

     The table below summarizes the exercise of stock options during fiscal 1996 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1996
                   AND FISCAL YEAR-END 1996 OPTION/SAR VALUES

                                                                               NUMBER OF
                                                                                 SHARES                 VALUE OF
                                                                               UNDERLYING             UNEXERCISED
                                                                              UNEXERCISED             IN-THE-MONEY
                                                                            OPTIONS/SARS AT         OPTIONS/SARS AT
                                                                           MAY 31, 1996(#)(2)      MAY 31, 1996($)(2)
                                                                           ------------------      ------------------
                                  SHARES ACQUIRED          VALUE              EXERCISABLE/            EXERCISABLE/
             NAME                 ON EXERCISE(#)       REALIZED($)(2)        UNEXERCISABLE           UNEXERCISABLE
- -------------------------------   ---------------      --------------      ------------------      ------------------

Leonard Tow....................             0            $        0          469,349/124,087(3)       $39,480/$9,870(3)
                                      116,298(1)          1,845,067(1)         85,296/21,324(4)        42,648/10,662(4)

Bernard P. Gallagher...........        72,480               488,294          403,610/206,613(3)      975,243/247,081(3)
                                       46,521(1)            734,178(1)       403,610/206,613(4)      389,790/260,520(4)

Andrew Tow(5)..................        16,104                91,153          117,063/117,445(3)      212,881/101,942(3)
                                        3,102(1)             48,825(1)         10,331/25,331(4)        44,900/63,650(4)

Scott N. Schneider.............        16,875               114,102           99,836/105,722(3)      415,620/164,471(3)
                                       58,149(1)            878,922(1)         35,589/48,530(4)      198,020/111,842(4)

Daniel E. Gold.................       --                    --                 37,300/97,791(3)       70,144/160,358(3)

- ------------

(1) Reflects the number and value of shares acquired on exercise of options to purchase Class A Common Stock of Centennial during fiscal 1996.

(2) Calculated by determining the difference between the exercise price and the closing price on the exercise date or May 31, 1996, as the case may be.

(3) Reflects the number and value of unexercised options to purchase Class A Common Stock of the Company held by each of the Named Executives at May 31, 1996.

(4) Reflects the number and value of unexercised options to purchase Class A Common Stock of Centennial held by each of the Named Executives at May 31, 1996.

(5) Includes shares owned by his spouse.

DIRECTOR COMPENSATION

     The Company's Directors each received quarterly retainers of $3,000 plus a uniform fee of $750 for each board and committee meeting attended during the 1996 fiscal year. In addition, annually, beginning in 1994 on the date of the meeting of Directors held on the same date as the shareholder's meeting, each Director who is neither an employee nor an officer of the Company is entitled to receive an option to acquire 1,000 shares of the Company's Class A Common Stock under the Company's 1993 Non-

Employee   Directors'  Stock  Option  Plan.   The  Company  believes  that  such
compensation is consistent with compensation paid to directors in comparable public companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1996, the members of the Compensation Committee were David Z. Rosensweig and William M. Kraus. Mr. Rosensweig also serves as Secretary of the Company and Century-Texas. Mr. Rosensweig is a member of Leavy Rosensweig & Hyman, which acts as general counsel to the Company and Centennial. During fiscal 1996, the Company and Centennial paid a total of approximately $1,772,000 and $518,000, respectively, for legal services and disbursements to Leavy Rosensweig & Hyman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company is committed to being a premier provider of cable television, cellular telephone and related telecommunications services. To support this objective and to compete in these dynamic businesses, the Company must attract, retain and motivate quality executive talent. The Compensation Committee makes recommendations to the Board of Directors with respect to the base salary and cash bonus compensation to be paid to the Company's Chief Executive and Chief Financial Officer. The Compensation Committee determines the base salary and cash bonus compensation to be paid to the President and Chief Operating Officer, the Executive Vice President, the Senior Vice President and President of the Cable Television Division and the Senior Vice President and Treasurer, in addition to other members of senior management. The Stock Option and Equity Plan Committee administers the option plans and the Equity Plan. This committee from time to time makes equity-based grants or awards in accordance with the terms of such plans.

     The Compensation Committee awarded cash bonuses for the year ended May 31, 1996 to Bernard P. Gallagher, President and Chief Operating Officer, Scott N. Schneider, Senior Vice President and Treasurer, and Daniel Gold, Senior Vice President and President of the Company's cable television division in the respective amounts of $200,000, $100,000 and $100,000. The awards to Messrs. Schneider and Gold were based on the recommendations of the Chief Executive Officer and the Chief Operating Officer while the award to Bernard P. Gallagher, the Chief Operating Officer, was based on the recommendation of the Chief Executive Officer, in each instance taking into account the performance of the Company.

     Leonard Tow is both the Chief Executive and Chief Financial Officer of the Company. His base salary, $1,945,000 ($1,750,000 plus cost of living adjustments), which constituted the bulk of his cash compensation for the 1996 fiscal year, is set by employment agreement with the Company approved by the Board of Directors and entered into on February 11, 1986 and amended on July 1, 1991 and expiring on June 30, 1998. See 'Employment Agreements.' No bonus has yet been paid to Mr. Tow for services rendered in fiscal 1996, but 90,000 restricted shares and options to purchase 275,000 shares of Class A Common Stock were awarded to Mr. Tow under the Equity Plan and the 1994 Option Plan, respectively.

     The bonus paid to Mr. Tow for services rendered in fiscal 1995 was not in excess of the amount paid in the preceding year, but was paid in shares of the Company's stock (11,397 shares of Class A and 25,000 shares of Class B Common Stock) rather than in cash as was the instance in the preceding fiscal year. In setting this bonus, which was the Compensation Committee's responsibility to recommend and the full Board of Directors' responsibility to approve, the Compensation Committee and the Board of Directors, respectively, took into account the Company's operations and financial position in light of the effects of recent legislation and regulations promulgated by the FCC pursuant to such legislation reducing and limiting rates charged by cable television companies. The importance of Mr. Tow to the Company's strategic plans for future growth and diversity was also considered.

     The Compensation Committee believes that the bonus awarded to Mr. Tow for fiscal 1995 is appropriate in the circumstances. The Committee noted that, with the consent of the Board of Directors of the Company, Mr. Tow also holds senior executive officerships in Citizens. The Compensation Committee also noted that from December 1991 through May 31, 1995 no options were granted to the Chief Executive Officer under the respective option plans of the Company and Centennial and that from December 1992 to May 31, 1995 no grants of shares of restricted stock were made under the Equity Plan to the Chief Executive Officer. As noted above, for fiscal 1995, Leonard Tow received a bonus in the form of shares of the Company's Common Stock, certain of which in the form of shares of Class A Common Stock were awarded pursuant to the Equity Plan. Additionally, as noted above, subsequent to fiscal 1996, Mr. Tow was awarded options to acquire shares of the Company's Class A Common Stock pursuant to the 1994 Option Plan for his performance in fiscal 1996.

     The base salaries of each of Bernard P. Gallagher, Andrew Tow and Scott N. Schneider are set in employment agreements which commenced on January 1, 1994 and expire by their respective terms on December 31, 1996. The base salary of Daniel Gold, a Senior Vice President and President of the Company's cable television division, is set in an employment agreement which commenced January 23, 1995 and expires December 24, 1997. See 'Employment Agreements.' The agreements were approved by the full Board of Directors. The base salaries and cash bonuses referenced above constitute the entire cash compensation paid to these executives for fiscal 1996. In making its recommendations for the base salaries contained in the employment agreements (other than the base salary of Mr. Gold), the Compensation Committee retained the services of an independent consulting firm and also took into consideration the recommendations of the Chief Executive Officer. For Daniel Gold's base salary, the Compensation Committee took into account the recommendations of the Chief Executive and Chief Operating Officers. Messrs. Gallagher and Schneider also rendered and continue to render services, without compensation, to Centennial pursuant to the Services Agreement, dated August 30, 1991, as subsequently amended, between the Company and Centennial. Mr. Gallagher serves as Chairman and Chief Executive Officer of Centennial and Mr. Schneider as its Senior Vice President, Chief Financial Officer and Treasurer. The Compensation Committee believes the compensation of these Named Executives to be appropriate.

     The Compensation Committee also administers the Company's Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan and from time to time makes grants in accordance with the terms of such plans. However, no grants were made by the Compensation Committee under such plans in fiscal 1996. The Compensation Committee does not generally administer the Company's equity-based incentive plans. Rather, the Stock Option and Equity Plan Committee has been charged with the administration of the Company's option plans, the 1985 Option Plan and the 1994 Option Plan and the Equity Plan. During fiscal 1996, the Stock Option and Equity Plan Committee made grants of restricted stock under the Equity Plan, and awards of options under the 1994 Option Plan, to Messrs. Gallagher, Andrew Tow and Schneider. Subsequent to fiscal 1996, the Stock Option and Equity Plan Committee made grants and awards under the Equity Plan and the 1994 Option Plan to

Messrs. Leonard Tow, Gallagher, Schneider and Gold. Further, subsequent to fiscal 1996, an award under the Equity Plan of shares of Class A Common Stock was made to Leonard Tow as part of his bonus for fiscal 1995, as referenced above, and a grant was made to him under the 1994 Option Plan for fiscal 1996. See Notes (2), (3), (4), (5), (6), (13) and (15) to the Summary Compensation Table and 'Stock Options' above. These grants and awards were made in consultation with the Compensation Committee and, in the instance of awards and grants to other than Leonard Tow, after consultation by the Compensation Committee with Mr. Tow.

                                          Compensation Committee
                                          William M. Kraus
                                          David Z. Rosensweig

     The Compensation Committee's recommendations for compensation for fiscal 1996 were accepted by the Board of Directors.

PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) on the Company's Class A Common Stock, the Nasdaq Stock Market -- US Index (which currently includes the Company) and a peer group index consisting of four corporations in the cable television business selected by the Company in good faith. The corporations included in the peer group are Adelphia Communications Co., Cablevision Systems Corp., TCA Cable TV Inc. and Jones Intercable Inc. The graph assumes that each of the indices includes the reinvestment of dividends, if any.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
            CENTURY COMMUNICATIONS CORP., THE NASDAQ STOCK MARKET-US
                             INDEX AND A PEER GROUP

                              [PERFORMANCE GRAPH]


                                                            5/92       5/93       5/94       5/95       5/96

  Century Communications Corp.                             $  99.0    $  90.0    $  97.0    $  99.0    $ 120.0
  Nasdaq Stock Market -- US Index                          $ 117.0    $ 141.0    $ 149.0    $ 177.0    $ 257.0
  Peer Group                                               $ 108.0    $ 135.0    $ 144.0    $ 165.0    $ 158.0

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of September 9, 1996, the information regarding shares of the Company's Class A Common Stock beneficially owned by one of the Named Executives and all Directors and executive officers as a group. See 'Election of Directors' for ownership by the Directors and the Named Executives not listed below.

                                                                       TITLE OF     SHARES OF STOCK        PERCENT
                                NAME                                    CLASS      BENEFICIALLY OWNED      OF CLASS
- --------------------------------------------------------------------   --------    ------------------      --------

Daniel E. Gold......................................................    Class A            50,896(1)          *
All directors and executive officers as a group (13 persons)........    Class A         2,229,337              7.7%
                                                                        Class B        42,297,059             93.7%

- ------------

*  Less than 1%.

(1) Consists of 1,596 shares directly owned by Mr. Gold, 12,000 shares granted to Mr. Gold under the Equity Plan and 37,300 shares that Mr. Gold has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and Citizens have formed a joint venture, in which each of them owns a 50% interest (the 'Joint Venture'), that owns and operates the cable television systems serving the cities of Glendora, Monrovia, La Verne, San Dimas and Bradbury, California and certain unincorporated areas of Los Angeles County, California (the 'Glendora Systems'). The Glendora Systems were acquired on September 30, 1994 for approximately $51,700,000. At May 31, 1996, the Glendora Systems served an aggregate of approximately 28,300 primary basic subscribers.

     The Joint Venture also owns and operates the cable television systems serving the cities of Chino and Chino Hills, California and certain unincorporated areas of Orange, Riverside and San Bernardino Counties in California (the 'Chino Systems'). The Joint Venture acquired the assets relating to the Chino Systems on December 1, 1995 for approximately $40,500,000, subject to adjustment. At May 31, 1996, the Chino Systems served an aggregate of approximately 21,000 primary basic subscribers.

     On August 16, 1996, the Company entered into agreements to purchase (i) the assets related to the cable television systems serving Oxnard and Walnut Valley, California for an aggregate purchase price of approximately $104,000,000 (subject to adjustment), payable in cash, and (ii) the assets related to the cable television system serving Yorba Linda, California for a purchase price of approximately $36,000,000 (subject to adjustment), payable in cash. Effective September 1, 1996, the Company assigned its rights and obligations under such agreements to the Joint Venture. At May 31, 1996, the Oxnard and Walnut Valley cable television systems served 40,764 and 18,763 equivalent basic subscribers, respectively, and at July 31, 1996, the Yorba Linda cable television system served 16,885 equivalent basic subscribers. The Joint Venture's obligation to consummate these transactions under the agreements is subject to the satisfaction of various closing conditions, including approval from the Federal Communications Commission ('FCC') and other regulatory approvals. There can be no assurance that the closing conditions will be satisfied. The Company anticipates that the Joint Venture will complete these acquisitions during the fourth quarter of the fiscal year ended May 31, 1997.

     The Chino and Glendora Systems are, and the cable television systems to be acquired pursuant to the pending acquisition described above, will be managed for the Joint Venture by the Company pursuant to a written management agreement which provides, inter alia, that the Company will be reimbursed by the Joint Venture for services rendered directly by its employees and out-of-pocket expenses.

     On March 10, 1995, the Company purchased 20,000,000 shares of Class B Common Stock from Sentry Insurance a Mutual Company ('Sentry Insurance') at an aggregate price of $110,000,000 utilizing existing credit lines. Upon acquisition, such shares were converted automatically to shares of Class A Common Stock. Prior to the acquisition, 65,406,115 shares of Class B Common Stock were outstanding, of which 23,134,056 were held by Sentry Insurance. As a result of the stock purchase, the provisions of the Principal Stockholders' Agreement between the holders of the Class B Common Stock, which provided that Sentry Insurance would vote for up to two directors designated by Leonard and Claire Tow and certain trusts for the benefit of members of the Tow family (the 'Tow Trusts') and that Leonard and Claire Tow and the Tow Trust would vote for up to two directors designated by Sentry Insurance, became inapplicable. Accordingly, Larry C. Ballard and Steven R. Boehlke resigned from the Board in April 1995 and the Board was reduced from eleven members to nine in August 1995.

     The above-described transactions were approved by a majority of the Company's disinterested and independent directors.

     The Company purchases health, life, property, casualty, surety bonds and other insurance from Sentry Insurance and its affiliated companies. The Company paid a total of approximately $10,155,000 for such insurance during the fiscal year ended May 31, 1996.

     Leavy Rosensweig & Hyman, of which David Z. Rosensweig is a member, acts as general counsel to the Company and Centennial. See 'Executive Compensation and Other Information -- Compensation Committee Interlocks and Insider Participation.'

     The Company believes that the transactions between it and Sentry Insurance, Leavy Rosensweig & Hyman and the Joint Venture are on terms no less favorable to the Company than would have been available from unaffiliated parties. The
Company will continue to apply its policy that any transaction between the Company and any of its officers, directors and principal shareholders be on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

     During fiscal 1996, the Company made an aggregate of $389,828 of advances to Bernard P. Gallagher, a Director and President and Chief Operating Officer of the Company. The largest aggregate amount of indebtedness owing by Mr. Gallagher to the Company during fiscal 1996 was $465,188, which was the aggregate amount outstanding at May 31, 1996.

     During fiscal 1996, the Company made an aggregate of $126,024 of advances to Andrew Tow, a Director and an Executive Vice President of the Company. The largest aggregate amount of indebtedness owing by Andrew Tow to the Company during fiscal 1996 was $278,024, which was the aggregate amount outstanding at May 31, 1996.

     The foregoing advances were made on a demand basis and did not carry interest.

                PROPOSED RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte & Touche, LLP, independent accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending May 31, 1997. In accordance with the Company's policy of seeking annual shareholder ratification of the selection of auditors, the Company requests that such selection be ratified by shareholders. The Company has been advised by Deloitte & Touche, LLP that, except as described in the following sentence, neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries. Deloitte & Touche, LLP has also been selected by the Board of Directors of Centennial to audit the accounts of Centennial for its fiscal year ending May 31, 1997. The Company expects a representative of Deloitte & Touche, LLP to be present at the Annual Meeting, and such representative will have the opportunity to make a statement and will be available to answer appropriate questions from shareholders.

VOTE REQUIRED; RECOMMENDATION

     A majority of all votes cast by the holders of all shares of Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the Annual Meeting is required for ratification of the selection of Deloitte & Touche, LLP. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche, LLP as independent accountants for the Company for the fiscal year ending May 31, 1997.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for inclusion in the proxy statement for the 1997 Annual Meeting of Shareholders, such proposal must be received by the Company not later than May 28, 1997.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other business that others intend to bring before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine.

                                          By Order of the Board of Directors
                                          DAVID Z. ROSENSWEIG
                                          DAVID Z. ROSENSWEIG,
                                          Secretary

Dated: September 25, 1996

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     ON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1996, INCLUDING THE
FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM SCOTT N. SCHNEIDER, ASSISTANT SECRETARY, CENTURY COMMUNICATIONS CORP., 50 LOCUST AVENUE, NEW CANAAN, CONNECTICUT 06840.

                                   APPENDIX I
                                   PROXY CARD

                          CENTURY COMMUNICATIONS CORP.
                                50 Locust Avenue
                         New Canaan, Connecticut 06840

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints SCOTT N. SCHNEIDER and ROBERT LARSON, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Century Communications Corp., a New Jersey corporation (the 'Company'), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, October 29, 1996, or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:

                   (Continued and to be signed on other side)

                              FOLD AND DETACH HERE

Please mark your votes as indicated in this example [X]

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR the election of all nominees for director and FOR proposal 2 and the proxies will use their discretion with respect to any matters referred to in item 3.

1. Election of Directors

FOR all nominess listed to the right [ ]

WITHHOLD AUTHORITY for all nominees [ ]

Nominees for election by all shareholders: Mrs. Clair L. Tow and Messrs. Bernard
P. Gallagher, David Z. Rosensweig, Scott N. Schneider, Robert D. Siff, Peter J. Solomon, Andrew Tow and Leonard Tow

Nominee for election only by Class A shareholders: Mr. William M. Kraus

INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the line provided below.

- --------------------------------------------------------------------------------

2. Proposal to ratify the selection by the Board of Directors of Deloitte & Touche, LLP as independent accountants for the fiscal year ending May 31, 1997.

                 FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

3. In their discretion, the named proxies are authorized to vote in accordance with their own judgment upon such other matters as may properly come before the Annual Meeting.


                                    The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement. The undersigned hereby revokes any proxy or proxies heretofore given.

                                    Please  complete,  date and sign exactly  as
                                    your  name appears  hereon.  In the case  of
                                    joint owners, each owner  should sign.  When
                                    signing    as    administrator,    attorney,
                                    corporate   officer,   executor,   guardian,
                                    trustee, etc., please give your full title as such.

                                    Dated: _______________________________, 1996

                                    ____________________________________________

                                    ____________________________________________
                                               Signature of Shareholder

                              FOLD AND DETACH HERE



                              STATEMENT OF DIFFERENCES
                              ------------------------

               The section mark symbol shall be expressed as 'ss'.